SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 31, 2003
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22891	91-1654387
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

1124 Columbia Street, Suite 200, Seattle, WA 98104-2040
(Address of Principal Executive Offices, including Zip Code)

(206) 754-5711
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Corixa Corporation Press Release dated July 31, 2003

Item 12. Results of Operations and Financial Condition

On July 31, 2003, Corixa Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release relating to the announcement is attached as Exhibit 99.1 and is incorporated into this report by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: July 31, 2003	By:	/s/ MICHELLE BURRIS

Michelle Burris Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Corixa Corporation Press Release dated July 31, 2003